                                                                  EXHIBIT 10.8.8


                                                                  EXECUTION COPY

  SEVENTH AMENDMENT, dated as of May 21, 1999 (this "Amendment"), to the Credit
                                                     ---------
Agreement, dated as of July 17, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among TELECORP PCS, INC., a
                                 ----------------
corporation organized under the laws of the State of Delaware (the "Borrower"),
                                                                    --------
the several banks and other financial institutions and entities from time to time parties thereto (the "Lenders"), and THE CHASE MANHATTAN BANK, as
                           -------
administrative agent (the "Administrative Agent") for the Lenders.
                           --------------------


          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans to the Borrower; and

          WHEREAS the Borrower has requested that certain provisions of the Credit Agreement be modified in the manner provided for in this Amendment, and the Lenders are willing to agree to such modifications as provided for in this Amendment.


          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1.  Defined Terms.  Capitalized terms used and not defined herein
              --------------
shall have the meanings given to them in the Credit Agreement, as amended hereby.

          2.  Amendments to the Credit Agreement.
              -----------------------------------

          (a)  Section 1.01 of the Credit Agreement is hereby amended by:

          (i) deleting the definition of "Committed Equity" and substituting the following therefor:

               "`Committed Equity' means irrevocable unconditional binding
                 ----------------
          commitments to purchase stock of the Borrower for cash pursuant to (i) the Securities Purchase Agreement (in an amount not in excess of $128,000,000), (ii) the San Juan
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                                                                               2

          Purchase Agreement (in an amount not in excess of $39,996,000), (iii) the Viper Purchase Agreement (in an amount not in excess of $33,000,000; provided, in each case, that (x) such irrevocable binding
                       --------
          commitments are on terms and from investors acceptable to the Required Lenders (it being agreed that the investors under the Securities Purchase Agreement are acceptable), (y) such irrevocable unconditional binding commitments are by their terms expressly assignable to the Collateral Agent for the benefit of the Lenders and (z) the applicable Loan Party has assigned to the Collateral Agent for the benefit of the Lenders as collateral the right to enforce such commitments and the Collateral Agent has a perfected first priority security interest in such commitments."

          (ii) deleting "the Donnelly Marketing Service Population Guide published in 1995." at the end of the definition of "Pops" and substituting therefor "the most recently published edition of the Kagan Guide."; and

          (iii) deleting the definition of "San Juan Acquisition" and substituting the following therefor:

               "`San Juan Acquisition' means the merger of Puerto Rico
                 --------------------
          Acquisition Corp. into the Borrower and the purchase by the Borrower from AW of 20 MHz of A Block PCS licenses covering the markets and pops set forth in Part D of Schedule I hereto together with related assets for consideration consisting of (x) approximately $95,000,000 in cash, (y) the assumption of the San Juan Assumed Liabilities and
          (z) reimbursement to AW of $3,200,000 of microwave clearing costs incurred by AW with respect to clearing other users from frequencies relevant to the licenses the Borrower is acquiring from AW; provided
                                                                      --------
          that, (i) such acquisition is consummated on terms and conditions satisfactory to the Administrative Agent, (ii) in connection therewith, certain of the Equity Participants or other investors reasonably acceptable to the Administrative Agent (the "San Juan Investors"), purchase or commit to purchase, on the terms set forth in the San Juan Purchase
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                                                                               3

          Agreement, from the Borrower Common Stock and Preferred Stock for cash consideration of at least $39,700,000 and (iii) in connection therewith, AW purchases from the Borrower Preferred Stock for cash consideration of at least $40,000,000."

          (iv) deleting the definition of "PCS Documents" and substituting the following therefor:

               "`PCS Documents' means the Securities Purchase Agreement and each
                 -------------
          of the documents that is an exhibit thereto (including the Network License Agreement), the San Juan Purchase Agreement and the Viper Purchase Agreement."

          (v) inserting in the appropriate alphabetical order the following definitions:

               "`San Juan Assumed Liabilities' means rental and incidental
                 ----------------------------
          liabilities under real estate leases of AW acquired in connection with the San Juan Acquisition."

               "`San Juan Purchase Agreement' means the Puerto Rico Stock
                 ---------------------------
          Purchase Agreement by and among the San Juan Investors, the Borrower, and the other parties thereto dated as of March 30, 1999."

               "`Secured Base Station' means any Base Station located in Puerto
                 --------------------
          Rico in which the Collateral Agent, for the benefit of the Secured Parties, has a first priority perfected security interest pursuant to the Security Documents."

               "`Viper Purchase Agreement' means the Stock Purchase Agreement by
                 ------------------------
          and among the Investors therein, the Borrower, and the other parties thereto dated as of March 22, 1999."

          (b) Section 3.12(a) of the Credit Agreement is hereby amended by deleting "directly owned by the Borrower" and substituting therefor "directly owned by the Borrower or any Wholly-Owned Restricted Subsidiary".

          (c) Section 3.12(e) of the Credit Agreement is hereby amended by inserting immediately before the period at
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                                                                               4

the end thereof "or, in the case of Secured Base Stations, any Restricted Subsidiary".

          (d) Section 3.13 is hereby amended by deleting clause (b) thereof in its entirety and substituting therefor "in the case of the Real Property Subsidiary, any liabilities expressly permitted pursuant to Section 6.13(b)".

          (e) Section 5.13(b) of the Credit Agreement is hereby amended by (i) inserting after the words "any Base Station" the parenthetical "(other than a Secured Base Station)" and (ii) deleting the words "Excluded Real Property Equipment" and substituting therefor "Excluded Real Property-Related Equipment.".

          (f) Section 6.05(n) is hereby amended by inserting immediately before the period at the end thereof "at any time outstanding".

          (g) Section 6.12(a) is hereby amended by deleting "Unfunded Commitments (as defined in the Securities Purchase Agreement) have" and substituting "Committed Equity has" therefor.

          (h)  Article VII of the Credit Agreement is hereby amended by:

          (i) deleting each reference to "the Borrower or any Subsidiary" in paragraphs (h), (i) and (k) thereof and substituting therefor "any Loan Party"; and

          (ii) inserting the following after paragraph (y) thereof:

               "(z) the failure of any party to the San Juan Purchase Agreement or the Viper Purchase Agreement to comply with any funding or contribution obligation under such Agreement and such failure shall continue unremedied for a period of 30 days;"

          (i)  Section 9.01 of the Credit Agreement is hereby deleting clause
(a) thereof in its entirety and substituting the following therefor:
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                                                                               5

               "(a) if the Borrower, to it at 1110 North Globe Rd., Suite 800, Arlington, VA 22201, Attention of Thomas Sullivan (Telecopy No. (703) 236-
     1101); with a copy to McDermott, Will & Emery, 28 State Street, Boston, MA 02109, Attention of John B. French (Telecopy No. (617) 535-3800);".

          3.  Waiver and Consent.  (a) The Lenders hereby waive (i) any
              -------------------
misrepresentation prior to the effective date of this Amendment by the Borrower with respect to the representation and warranty made in Section 3.12(a) of the Credit Agreement but only to extent there would not have been any misrepresentation of Section 3.12(a) as amended hereby and (ii) any breach of
Section 5.01(e) resulting from the Borrower failing to deliver the 1999 consolidated budget prior to May 14, 1999.

          (b) The Lenders hereby consent and agree that One Liberty Fund IV, L.P. is an acceptable investor for purposes of the proviso in the definition of "Committed Equity".

          4.  No Other Amendments; Confirmation.  Except as expressly amended,
              ----------------------------------
waived, modified and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

          5.  Representations and Warranties.  The Borrower hereby represents
              -------------------------------
and warrants to the Administrative Agent and the Lenders as of the date hereof:

          (a) No Default or Event of Default has occurred and is continuing.

          (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any person (including any governmental agency) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against each in accordance with its terms, subject only to the operation of the Bankruptcy Code and other similar statutes for the benefit of debtors generally and to the application of general equitable principles.
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                                                                               6

          (c) All representations and warranties of the Borrower contained in the Credit Agreement (other than representations or warranties expressly made only on and as of the Effective Date) are true and correct as of the date hereof.

          6.  Effectiveness.  This Amendment shall become effective only upon
              --------------
the satisfaction in full of the following conditions precedent:

          (a) The Administrative Agent shall have received counterparts hereof, duly executed and delivered by the Borrower, and the Requisite Lenders; and

          (b) The Administrative Agent shall have received such opinions and certificates from the Borrower and its counsel as it may reasonably request in form reasonably satisfactory to its counsel.

          7.  Expenses.  The Borrower agrees to reimburse the Administrative
              ---------
Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

          8.  Governing Law; Counterparts.  (a) This Amendment and the rights
              ----------------------------
and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

          (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                            TELECORP, PCS, INC.

                                            by________________________________
                                            Name:
                                            Title:


                                            THE CHASE MANHATTAN BANK,

                                            by_______________________________
                                            Name:
                                            Title:


                                            TORONTO DOMINION [TEXAS], INC.,

                                            by_______________________________
                                            Name:
                                            Title:


                                            BANKERS TRUST COMPANY,

                                            by_______________________________
                                            Name:
                                            Title:


                                            THE BANK OF NEW YORK,

                                            by_______________________________
                                            Name:

                                      Title:


                                      CANADIAN IMPERIAL BANK OF COMMERCE,
                                      by CIBC Oppenheimer Corp., as Agent,

                                      by_________________________________
                                      Name:
                                      Title:


                                      MORGAN GUARANTY TRUST COMPANY OF NEW YORK,

                                      by_________________________________
                                      Name:
                                      Title:


                                      GENERAL ELECTRIC CAPITAL CORPORATION,

                                      by_________________________________
                                      Name:
                                      Title:


                                      LEHMAN COMMERCIAL PAPER INC.,

                                      by_________________________________
                                      Name:
                                      Title:

                                      SYNDICATED LOAN FUNDING TRUST, by
                                      Lehman Commercial Paper Inc., not in its individual capacity but soley as Asset Manager,

                                      by_________________________________
                                      Name:
                                      Title:

                                     BANK OF TOKYO-MITSUBISHI TRUST COMPANY,

                                     by_________________________________
                                     Name:
                                     Title:


                                     BANKBOSTON, N.A.,

                                     by_________________________________
                                     Name:
                                     Title:


                                     FLEET NATIONAL BANK,

                                     by_________________________________
                                     Name:
                                     Title:

                                     FRANKLIN FLOATING RATE TRUST,

                                     by_________________________________
                                     Name:
                                     Title:


                                     MERRILL LYNCH ASSET MANAGEMENT,

                                     by_________________________________
                                     Name:
                                     Title:


                                     SENIOR HIGH INCOME PORTFOLIO, INC.,

                                     by_________________________________
                                     Name:

                                     Title:


                                     DEBT STRATEGIES FUND, INC.,

                                     by_________________________________
                                     Name:
                                     Title:

                                     MERRILL LYNCH PRIME RATE PORTFOLIO,
                                     INC.,

                                     by_________________________________
                                     Name:
                                     Title:

                                     MERRILL LYNCH SENIOR FLOATING RATE
                                     FUND, INC.,

                                     by_________________________________
                                     Name:
                                     Title:


                                     THE CIT GROUP/EQUIPMENT FINANCING, INC.,

                                     by_________________________________
                                     Name:
                                     Title:

                                     CAPTIVA III FINANCE, LTD., as advised
                                     by Pacific Investment Management Company,

                                     by_________________________________
                                     Name:
                                     Title:

                                     DELANO COMPANY, by Pacific Investment
                                     Management Company as its Investment
                                     Advisor,
                                     by_________________________________

                                     Name:
                                     Title:

                                     KZH APPALOOSA LLC,

                                     by_________________________________
                                     Name:
                                     Title:

                                     KZH IV LLC,

                                     by_________________________________
                                     Name:
                                     Title:

                                     KZH PAMCO LLC,

                                     by_________________________________
                                     Name:
                                     Title:

                                     PAMCO CAYMAN LTD., by Highland Capital
                                     Management, L.P., as Collateral Manager,

                                     by_________________________________

                                     Name:
                                     Title:

                                     VAN KAMPEN PRIME RATE INCOME TRUST,

                                     by_________________________________
                                     Name:
                                     Title:

                                     VAN KAMPEN SENIOR FLOATING RATE FUND,
                                     by_________________________________
                                     Name:
                                     Title:

                                     VAN KAMPEN SENIOR INCOME TRUST,

                                     by_________________________________
                                     Name:
                                     Title:

                                     MOUNTAIN CLO TRUST,

                                     by_________________________________
                                     Name:
                                     Title: